UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2006

                          INFINITY CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                 (State or other jurisdiction of incorporation)



          000-30999                                           16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................1

SECTION 6. RESERVED............................................................1

SECTION 7. REGULATION FD ......................................................2

SECTION 8. OTHER EVENTS .......................................................2

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................2

SIGNATURES.....................................................................2

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 13, 2006, Infinity Capital Group, Inc. signed a merger and investment term sheet with Bravera, Inc., a privately held Reston, VA-based enterprise software company with approximately $4.5 million in revenue in 2005. The term sheet provides that Satellite Organizing Solutions, Inc. (Pink Sheets:
SOZG), a Portfolio Company of Infinity Capital, shall consummate a reverse triangular merger; pursuant to which, a wholly owned subsidiary shall be merged into Bravera in exchange for cash and equity consideration. Upon completion of the merger and investment transaction, Satellite Organizing Solutions, Inc. will change its name to Bravera, Inc. and the latter company's existing management team will manage the day-to-day operations of the merged entity. The funding associated with the completion of the merger will be provided by an investment group led by Liberty Growth Fund LP. The parties shall use their best efforts to close the Merger on or before December 1, 2006, and shall have the right to extend the closing for up to 30 days, if necessary to complete the conditions of closing. The completion of the merger shall be subject to satisfactory completion of due diligence by the parties. The SPA & Merger & Investment Term Sheet is attached as Exhibit 10.1.


                        SECTION 2 - FINANCIAL INFORMATION


Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

Not Applicable.



      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Not Applicable.


                             SECTION 6 - [RESERVED]

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.


Please see Press Release attached as Exhibit 99.1.


                            SECTION 8 - OTHER EVENTS


Not Applicable.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements -  None

        b)      Exhibits -

                    10.1 - SPA & Merger & Investment Term Sheet

                    99.1 - Press Release dated November 16, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                            Dated: November 16, 2006


                              /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President